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                            THE VANGUARD GROUP /(R)/

                             Vanguard(R) Energy Fund

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 31, 2005

Important Changes to Vanguard Energy Fund

Fund Reopens to New Accounts and Adds a Second Investment Advisor

Effective June 7, 2005, Vanguard Energy Fund will reopen to new investors. The Fund's minimum initial investment amount for all new accounts, including IRAs and custodial accounts for minors, will remain $25,000.

In addition, the board of trustees has added The Vanguard Group, Inc.(Vanguard), as a second investment advisor, effective immediately. Vanguard will manage a modest portion of the Fund's assets; over time it is expected that Vanguard will manage a larger portion of the Fund. Vanguard and the Fund's continuing investment advisor, Wellington Management Company, LLP (Wellington Management), each independently select and maintain a portfolio of common stocks for the Fund. Vanguard's portfolio was established with assets from the Fund's cash investments. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

Investment Objective, Primary Risks, and Fees and Expenses

The Fund's investment objective and primary risks will not change. The Fund's estimated Total Annual Fund Operating Expenses for the current fiscal year (0.33% for Investor Shares and 0.27% for Admiral(TM) Shares) are not expected to change materially as a result of the addition of a second investment advisor.


Prospectus Text Changes
In the indicated sections of the prospectus, the following text changes are made:

     In the Fund Profile, the "Primary Investment Strategies" text is restated as follows:

The Fund invests at least 80% of its assets in the common stocks of companies principally engaged in energy-related activities, such as production and transmission of energy or energy fuels; the making of component products for such activities; energy research; and energy conservation or pollution control. The Fund may invest up to 100% of its assets in foreign stocks. The Fund uses multiple investment advisors to manage its portfolio. For more information, see "Security Selection" under More on the Fund.

     In the Fund Profile, under "Additional Information," the following advisor information is added:

-  The Vanguard Group, Valley Forge, Pa., since 2005

     Under More on the Fund, the "Security Selection" section is restated as follows:

SECURITY SELECTION
The Fund uses multiple investment advisors, each of which is responsible for managing a portion of the Fund's assets. Each advisor independently selects and maintains a portfolio of common stocks and other investments for the Fund. The Fund's board of trustees designates the proportion of the Fund's assets to be managed by each advisor and may change these proportions at any time.
     Independent of each other, the advisors use active investment management methods, which means they buy and sell securities based on their judgments about the financial prospects of companies and the prices of the securities. While each advisor uses different processes to select securities for its portion of the Fund's assets, the investment strategy of the Fund is designed to provide returns that are broadly representative of the energy sector. To achieve this, the Fund invests in the common stocks of companies engaged in the following energy-related areas: the production, transmission, marketing, control, and measurement of energy or energy fuels; the making of component products for such activities; energy research or experimentation; and operations related to energy conservation and pollution control. These areas may involve newer sources of energy, such as geothermal, nuclear, and solar power, as well as more traditional sources of energy, such as oil, natural gas, and coal. As new sources of energy are developed and current methods of exploiting and developing energy are advanced, companies in these new areas will also be considered for the Fund.
     In selecting stocks, Wellington Management Company, LLP (Wellington Management), uses a "bottom up" approach, in which stocks are chosen based on the advisor's estimates of fundamental investment value. Because companies in the energy sector often have large write-offs for exploration charges, fundamental investment value is often determined by cash flow and asset valuations in addition to earnings valuations. A security will generally be considered appropriate if (as determined by the investment advisor) at least 50% of the issuer's assets, revenues, or net income is related to, or derived from, the energy industry. Also, a security will be sold when the advisor believes that an alternative investment provides more attractive risk/return characteristics or when the advisor otherwise determines that a sale is appropriate.
     The Vanguard Group (Vanguard) constructs a portfolio of energy-related stocks based on its assessment of the stocks' relative return potential. Vanguard's quantitative (i.e., computer-based) process integrates proprietary stock-selection methodology with a disciplined and consistently applied risk control framework. Individual stocks are selected based on variables that include improving fundamentals and attractive valuation. Vanguard applies risk controls based on market capitalization, volatility, expected growth rates, and regional exposure. The result is a portfolio that invests in the advisor's most attractively ranked stocks, while maintaining a risk profile consistent with the risk profiles of global energy-related stocks.

     The Fund is generally managed without regard to tax ramifications.

 [FLAG] The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

     Under More on the Fund, in the "Other Investment Policies and Risks" section, the following text is added after the last paragraph:

     Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including VIPER(R) Shares issued by Vanguard stock index funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in VIPER Shares of other Vanguard funds. Fund assets invested in VIPER Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

     The Investment Advisor section is restated as follows:

INVESTMENT ADVISORS
The Fund uses a multimanager approach to investing its assets. Each advisor independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of Vanguard and the board of trustees.
- Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of April 30, 2005, Wellington Management managed approximately $468 billion in assets, including all or part of 16 Vanguard funds.
- The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of April 30, 2005, Vanguard's Quantitative Equity Group served as advisor for approximately $330 billion in assets.
     Wellington Management's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average month-end net assets managed by the advisor over the period. Vanguard provides advisory services to the Fund on an at-cost basis. Please consult the Fund's Statement of Additional Information for more information about the Fund's investment advisory arrangements.
     For the fiscal year ended January 31, 2005, the advisory fee represented an effective annual rate of 0.06% of the Fund's average net assets.
     Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide additional investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.
     For a discussion of why the board of trustees approved the Fund's investment advisory arrangements, see the Fund's report to shareholders covering the period from February 1, 2005, to July 31, 2005. The report will be available within 60 days after July 31, 2005.

                               PLAIN TALK(R) ABOUT
                          THE FUND'S PORTFOLIO MANAGERS
The managers primarily responsible for the day-to-day management of the Fund's portfolio are:

Karl E. Bandtel, Senior Vice President of Wellington Management Company, LLP. He has worked in investment management with Wellington Management since 1990; had been Assistant Fund Manager since 1992; and has been Fund Manager since 2002. Education: B.S. and M.S., University of Wisconsin.

James A. Bevilacqua, Senior Vice President of Wellington Management Company, LLP. He has worked in investment management with Wellington Management since 1994 and has been involved in the portfolio management and securities analysis of the Fund since 1998. Education: B.S. and M.S., Massachusetts Institute of Technology; M.B.A. Stanford Graduate School of Business.

Joel M. Dickson, Principal of Vanguard. He has worked in investment management for Vanguard since 1996 and has managed the Fund since 2005. Education: A.B., Washington University in St. Louis; Ph.D., Stanford University.

     The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.



Vanguard, The Vanguard Group, Admiral, VIPER, Plain Talk, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

(C)2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

                                    SHIP LOGO
                            THE VANGUARD GROUP /(R)/


                        VANGUARD/(R) /SPECIALIZED FUNDS

                          (VANGUARD ENERGY FUND)

    SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 31, 2005


Effective immediately, the board of trustees of Vanguard Energy Fund has added The Vanguard Group, Inc. (Vanguard), as a second investment advisor. Vanguard will manage a modest portion of the Fund's assets; over time it is expected that Vanguard will manage a larger portion of the Fund. Vanguard and the Fund's continuing investment advisor, Wellington Management Company, LLP (Wellington Management), each independently select and maintain a portfolio of common stocks for the Fund. Vanguard's portfolio was established with assets from the Fund's cash investments. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES

In the INVESTMENT ADVISORY SERVICES section, the following text changes are made:

 Replace the first paragraph under the heading INVESTMENT ADVISORY SERVICES as follows:

The Trust currently has three investment advisors:

- Vanguard, 100 Vanguard Boulevard, Malvern, PA 19355, provides investment advisory services for the REIT Index Fund and a portion of the assets of the Energy Fund.


- M&G Investment Management Limited (M&G), Laurence Pountney Hill, London EC4H OHH, England, provides investment advisory services for the Precious Metals and Mining Fund.


- Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, provides investment advisory services for the Dividend Growth and Health Care Funds, and for a portion of the assets of the Energy Fund.

 Replace the text under the subheading "Vanguard" with the following:

VANGUARD REIT INDEX FUND

An experienced investment management staff employed directly by Vanguard provides investment advisory services to Vanguard REIT Index Fund on an at-cost basis. During the fiscal years ended January 31, 2003, 2004, and 2005, the Fund incurred expenses for investment advisory services of approximately $104,000, $114,000, and $83,000, respectively.


VANGUARD ENERGY FUND

Vanguard Energy Fund uses multiple investment advisors. The Fund's advisors discharge their responsibilities subject to the supervision and oversight of the trustees and officers of the Fund. The proportion of the net assets of the Fund managed by each advisor was established by the board of trustees and may be changed in the future by the board of trustees as circumstances warrant.


 Vanguard, through its Quantitative Equity Group, provides investment advisory services on an "internalized," at-cost basis for a portion of the Fund's assets. During the fiscal years ended January 31, 2003, 2004, and 2005, the Fund incurred advisory fees of $837,000, $1,103,000, and $2,335,000, respectively.

 Add the following text to the end of the section entitled VANGUARD: DISCLOSURE REGARDING OTHER ACCOUNTS MANAGED:

Joel M. Dickson managed a portion of the Energy Fund; the Fund, as of April 30, 2005, held assets of $5,943,200,000. As of April 30, 2005, Mr. Dickson also managed $9,866,000,000 in assets of three other registered investment companies, and $447,000,000 in assets of two other pooled investment vehicles, including one where the advisory firm's fee was based on account performance with assets of $272,300,000.

 Replace the section entitled WELLINGTON MANAGEMENT: VANGUARD ENERGY FUND with the following:

Vanguard Energy Fund has entered into a new Investment Advisory Agreement with Wellington Management Company, LLP (Wellington Management or Advisor). Under the investment advisory agreement, Wellington Management manages the investment and reinvestment of a portion of the Fund's assets that the board of trustees assigns to Wellington

Management (the WM Portfolio). In this capacity, Wellington Management continuously reviews, supervises, and administers the WM Portfolio.

 For each fiscal quarter after the first fiscal quarter in which the agreement is in effect, the Fund shall pay to the Advisor, at the end of the quarter, a fee calculated by applying the following annual percentage rates to the average month-end net assets of the WM Portfolio, then dividing the result by four. For purposes of calculating this compensation, average month-end net assets consist of Fund assets that are managed by the Advisor (including any cash that may be directed to Vanguard for cash management purposes).


                      AVERAGE NET ASSETS  ANNUAL RATES
                      ------------------  ------------
                      First $100 million        0.150%
                      Next $300 million         0.125%
                      Next $500 million         0.100%
                      Next $1 billion           0.075%
                      Over $1.9 billion         0.050%


 In the event of termination of the agreement, the fee shall be computed on the basis of the period ending on the last business day on which the agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal quarter as a percentage of the total number of days in such quarter.


 The fee for the first fiscal quarter in which the agreement is in effect (May 1 through July 31, 2005) shall be the sum of the amounts calculated in paragraphs
(a) and (b) below:


 (a) The following annual percentage rates shall be applied to the average month-end net assets of the WM Portfolio. The result shall then be divided by four (for one fiscal quarter), and then multiplied by 0.717 (a factor representing 66/92 of the fiscal quarter).


                  AVERAGE NET ASSETS  ANNUAL RATES
                 ------------------   ------------
                  First $100 million        0.150%
                  Next $300 million         0.125%
                  Next $500 million         0.100%
                  Next $1 billion           0.075%
                  Over $1.9 billion         0.050%



 (b) The following annual percentage rates shall be applied to the combined average month-end net assets of Vanguard Energy Fund and Vanguard Health Care Fund. The result shall then be allocated to each Fund based on the relative net assets of each. The amount of the fee allocated to Vanguard Energy Fund shall then be divided by four (for one fiscal quarter), and then multiplied by 0.283 (a factor representing 26/92 of the fiscal quarter).


                   AVERAGE NET ASSETS  ANNUAL RATES
                   ------------------  ------------
                   First $500 million        0.150%
                   Next $500 million         0.125%
                   Next $1 billion           0.100%
                   Next $1 billion           0.075%
                   Over $3 billion           0.050%


 The agreement became effective on May 27, 2005, and shall continue in effect for successive twelve-month periods, only so long as the agreement is approved at least annually by votes of the Fund's board of trustees who are not parties to such agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event, such continuance will be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund.

 Notwithstanding the foregoing, however, (1) the agreement may at any time be terminated without payment of any penalty either by vote of the Fund's board of trustees or by vote of a majority of the outstanding voting securities of the Fund, on thirty (30) days' written notice to the Advisor; (2) the agreement will automatically terminate in the event of its assignment; and (3) the agreement may be terminated by the Advisor on ninety (90) days' written notice to the Fund.

 Add the following text to the end of the section entitled OWNERSHIP OF
SECURITIES:

As of April 30, 2005, Mr. Dickson did not own any shares of the Energy Fund.

 In the section entitled BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS, replace the text before the subheading "Dividend Growth Fund (Wellington)" with the following:

Each Fund's board of trustees oversees the Fund's management and each advisor's performance on a regular basis. For Vanguard Dividend Growth, Health Care, and Precious Metals and Mining Funds, and the portion of Vanguard Energy Fund that is managed by Wellington Management, which are advised by independent third-party advisory firms unaffiliated with Vanguard (collectively, the Externally-Advised Funds), the board determines annually whether to renew the Funds' investment advisory agreements. For Vanguard REIT Index Fund and the portion of Vanguard Energy Fund that is managed by Vanguard (collectively, the Vanguard-Advised Funds), the board considers annually whether the Funds and their shareholders continue to benefit from the internalized management structure whereby the Funds receive investment management services at cost from Vanguard's Quantitative Equity Group. Vanguard provides the board with monthly, quarterly, and annual analyses of each advisor's performance. In addition, each advisor provides the board with quarterly self-evaluations and certain other information that the board deems important for its evaluation of the short- and long-term performance of the advisor of each Fund, and the internalized management services provided by Vanguard.

Each Fund's portfolio managers meet with the board periodically to discuss the management and performance of the Fund. The board receives additional information detailing other sources of revenue to the advisor or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the advisor and its affiliates, if relevant. Also, the board receives information about the advisor's control of Fund investment expenses, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected. When considering whether to continue a Fund's investment advisory arrangement, the board examines several factors, but does not identify any particular factor as controlling its decision.

 In the section entitled BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS, replace the subheading "Energy Fund (Wellington)" with "Energy Fund" and add a subheading of "Wellington" directly below.

 In the section entitled "Energy Fund," add the following text after the "Wellington" text:

VANGUARD

- The board's decision to add Vanguard as a second advisor to the Fund was based upon the board's most recent evaluation of the nature, extent, and quality of services to be provided by Vanguard. The board decided that a multimanager arrangement provides the Fund's shareholders with the best combination of investment approaches, expertise, and resources, and ensures that the Fund will maintain its character as a globally diversified, value-oriented, multi-cap energy-sector fund. The Fund will have a mix of differentiated active managers, who each have the opportunity to generate superior returns for shareholders over the long term.

- In evaluating the internalized management services to be provided by Vanguard, the board analyzed the performance of other funds and accounts managed by the firm. The board concluded that Vanguard's other investment portfolios generally have strong investment returns and have posted competitive results.

- The board considered the at-cost advisory expenses to be paid by the Fund to Vanguard and the estimated expense ratio of the Fund and compared them with the average advisory fee and expense ratio for funds in the Fund's peer group. The board concluded that, after the addition of Vanguard, the Fund's advisory expenses and expense ratio are expected to remain significantly below the advisory fee rates and expense ratios of the Fund's peers. Among other comparative data, the board considered the expense information shown in the table captioned "Average Annual Return (Before Taxes)" in the section above entitled "Energy Fund: Wellington."

- The board evaluated Vanguard's business strength, organizational depth, and stability by observing such characteristics in Vanguard's service to the other funds it manages. The board concluded that Vanguard has provided high-quality investment management to the funds over both the short and long term, as demonstrated by the funds' performance records relative to those of their peers and other appropriate benchmarks.

The board considered all of the circumstances and information provided by Vanguard, and concluded that the addition of Vanguard as a second advisor would provide an appropriate complement to the Fund's other current advisor and is in the best interest of the Fund and its shareholders.







(C)2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                           062005